Exhibit 10.48

Certain information identified with [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACTED ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MOFIFICATION NO. P00002	3. EFFECTIVE DATE 01-Dec-2020	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (if applicable)
6. ISSUED BY CODE	W911QY	7. ADMINISTERED BY (If other than item 6) CODE		S2101A
W6QK ACC-APG NATICK DIVISION [***]		DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BALTIMORE 217 EAST REDWOOD STREET SUITE 1800 BALTIMORE MD 21202-3375		SCD: A
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) NOVAVAX, INC. 20 FIRSTFIELD RD GAITHERSBURG MD 20878-1760			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0077
		X	10B. DATED (SEE ITEM 13) 04-Jun-2020
CODE 1UCZ4	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐is extended,	☐is not extended,
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor	☒ is not,		☐ is required to sign this document and return ___________ copies to the issuing office.
14.    DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: soconnel2170
The purpose of this modification is to add payment instructions in accordance with DFARS PGI 204.7108 as follows:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

EXCEPTION TO SF 30    30-105-04    STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84        Prescribed by GSA
        FAR (48 CFR) 53.243
92962538_6

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] / CONTRACTING OFFICER TEL: [***] EMAIL: [***]
15B. CONTRACT OR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ [***] (Signature of Contracting Officer)	16C. DATE SUGNED 01-Dec-2020

92962538_6

W911QY20C0077
P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:
    PAYMENT INSTRUCTIONS

PGI 204.7108 Payment Instructions.
In accordance with PGI 204.7108 (b) (1), the following link has been provided: The contracting officer shall insert the table at (b)(2), or a link to the table at (b)(2) (https://www.acq.osd.mil/dpap/dars/pgi/pgi_htm/current/PGI204_71.htm#payment_instructions).
NOTE: Line Item specific proration. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated in the same proportion as the amount of funding currently unliquidated for each ACRN on the deliverable line or deliverable subline item for which payment is requested.

(End of Summary of Changes)
92962538_6